Exhibit 10.4

Execution Version

RELEASE AGREEMENT

This RELEASE AGREEMENT (this “Agreement”) is made and entered into as of March 9, 2023, by and between authID, Inc. (the “Borrower” or the “Company”, as applicable) and Stephen J. Garchik (the “Lender” and together with the Borrower, the “Parties” and each, a “Party”).

RECITALS

WHEREAS, the Borrower and the Lender entered into that certain Facility Agreement, dated as of March 21, 2022 (the “Original Facility Agreement”), and that certain Amended and Restated Facility Agreement, dated as of March 8, 2023 (the “Facility Agreement”), which amended and restated the Original Facility Agreement.

WHEREAS, pursuant to the Facility Agreement, the Company and the Lender are entering into on the date hereof that certain Promissory Note (the ”Promissory Note”).

WHEREAS, the effectiveness of the transactions contemplated by the Promissory Note and of certain transactions contemplated by the Facility Agreement are conditioned on, among other things, the execution and delivery of this Agreement by all of the Parties hereto.

NOW, THEREFORE, in consideration of the premises and covenants and agreements set forth herein, and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS, RULES OF CONSTRUCTION

1.1. Definitions. For purposes of this Agreement, the following terms shall have the meanings ascribed to them in this Article I. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Promissory Note.

“Claim(s)” means, any and all past and present actions, causes of action, demands, suits, claims, liabilities, liens, lawsuits, adverse consequences, amounts paid in settlement, costs, damages, debts, diminution in value, expenses, losses and other obligations of any kind or nature whatsoever, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses), whether known or unknown, fixed or contingent, direct or indirect, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing or heretofore existing arising out of the Original Facility Agreement and any of the terms, conditions, or obligations thereunder.

“Released Claims” means, with respect to any Releasor, any Claim which is released by such Releasor pursuant to any of the provisions of Article II hereof.

“Releasee” has the meaning set forth in Section 1.3 hereof.

“Releasors” has the meaning set forth in Section 1.3 hereof.

1.2. Interpretation and Construction. The following provisions shall be applied wherever appropriate herein: (a) “herein,” “hereby,” “hereunder,” “hereof” and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of the Agreement in which any such word is used; (b) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”; (c) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural; (d) neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against any party as the principal draftsperson hereof or thereof; and (e) the descriptive headings in this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

ARTICLE II

RELEASES

1.3. Releases by Releasors; Covenant not to Sue.

(a) Except as set forth herein, each Party, on behalf of himself or itself and his or its predecessors, successors, successors-in-interest and assigns, and its present and former managers, affiliates, subsidiaries, directors, officers, attorneys, employees, agents, legal representatives and other representatives (collectively, the “Releasors”), does hereby absolutely, unconditionally, irrevocably, and forever release, remise and discharge the other Party and his or its predecessors, successors, successors-in-interest and assigns, and his or its present and former managers, affiliates, subsidiaries, directors, officers, stockholders, attorneys, employees, agents, legal representatives and other representatives (collectively, “Releasees”) from any and all Claims (collectively, the “Released Claims”), and hereby agrees and covenants not to assert or prosecute against the Releasees any and all Claims that such Releasor ever had, may have or hereafter can, may or shall have.

(b) Each Releasor hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of the Releasees that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) the Releasees on the basis of any Released Claim.

1.4. Limitation of Releases. Nothing in this Agreement shall be construed to constitute a release of, or a covenant not to sue in respect of the Releasees arising from conduct of the Releasees determined by a court of competent jurisdiction, or admitted in writing or in a plea agreement, to have been fraudulent or a criminal act by the Releasees. Nothing in this Agreement shall be construed to constitute a release of, or covenant not to sue in respect of any obligation of any Party under this Agreement or under the Facility Agreement.

1.5. Release of Unknown Claims. Subject to the exceptions set forth in Section 1.4 hereof, the Releasors agree and acknowledge that the Released Claims, which they are releasing and covenanting not to sue pursuant to this Agreement include any Released Claim which such Party does not know or suspect to exist in its favor at the time of the giving of the foregoing releases and covenants not to sue which, if known by it might affect its decision regarding the releases and covenants not to sue set forth therein. Subject to the exceptions set forth in Section 1.4 hereof, each of the Releasors agree and acknowledge that it might hereafter discover facts or documents in addition to or different from those which it now knows or believes to be true or exist with respect to the subject matter of any of the Released Claims, and the Releasees shall not have any duty to disclose or provide any such facts or documents (whether material or immaterial, known or unknown, suspected or unsuspected) to any Releasor, and each of the Releasors shall be deemed to have fully, finally and forever settled and released any and all Released Claims. In connection with their agreement to the foregoing release, the Parties knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle or equivalent to California Civil Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

1.6. No Admission. Nothing in this Agreement shall be construed as an admission by the Releasees of the existence of any Released Claim or of any liability with respect to any or all of such Released Claims or any other past or future act, omission, fact, matter, transaction or occurrence. The Parties hereto have agreed to settle the Released Claims against each other in order to avoid the costs and undesirable effects of litigation between or among each other.

1.7. Costs. If any Releasor violates its covenant not to sue set forth in this Agreement, such Releasor agrees to pay, in addition to such other damages as the Releasees may sustain as a result of such violation, all attorneys’ fees and costs incurred by the Releasees as a result of such violation, and further agrees that the Releasees shall have the right to assert any Claims against such breaching Releasor.

ARTICLE III

MISCELLANEOUS

1.8. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without regard to the conflicts of laws principles thereto.

1.9. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such had never been contained herein.

1.10. Parties’ Use of Legal Counsel. Each of the Parties hereby acknowledges that such Party has been advised by its own legal counsel in connection with the negotiation, drafting, execution, and delivery and consummation of this agreement.

1.11. WAIVER OF RIGHT TO JURY. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AUTHID INC.

By:	/s/ Thomas Thimot
Name:	Thomas Thimot
Title:	CEO

STEPHEN J. GARCHIK

/s/ Stephen J. Garchik

[Signature Page to Release Agreement]